UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

Form 8-K/A
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934
DATE OF REPORT – July 18, 2019
(Date of earliest event reported)

HONEYWELL INTERNATIONAL INC.
(Exact name of Registrant as specified in its Charter)

Delaware	1-8974	22-2640650
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

115 TABOR ROAD, MORRIS PLAINS, NJ115 ROAD, MORRIS PLAINS, NEW 07950-2546
TAB(Address of principal executive offices)115 TBOR ROAD, MORRIS PLAINS,E(Zip Code)

 Registrant’s telephone number, including area code: (973) 455-2000

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $1 per share*	HON	The New York Stock Exchange
0.650% Senior Notes due 2020	HON 20	The New York Stock Exchange
1.300% Senior Notes due 2023	HON 23A	The New York Stock Exchange
2.250% Senior Notes due 2028	HON 28A	The New York Stock Exchange
* The common stock is also listed on the London Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

This Amendment No.1 to the Honeywell International Inc. (the "Company") Current Report on Form 8-K is being filed to correct the following clerical conforming errors in the text of Exhibit 99 to the Current Report on Form 8-K previously filed on July 18, 2019 (“Exhibit 99”): (1) Safety and Productivity Solutions segment profit was $267 million for the three months ended June 30, 2018 as correctly stated in the “Reconciliation of Segment Profit to Income Before Taxes” on page 7 of Exhibit 99; however, the Safety and Productivity Solutions Segment Profit line item set forth in the “2Q 2018” column in “Table 3: Summary of Segment Financial Results” on page 4 of Exhibit 99 was incorrectly stated as $2,676 million and has now been corrected to $267 million; and (2) the text immediately following “9%” in the second paragraph of the press release on page 1 of Exhibit 99 has been deleted as it was inadvertently inserted and is duplicative of footnote 2.
With these changes, Exhibit 99 is now consistent with the press release issued by the Company on July 18, 2019.

ITEM 2.02  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On July 18, 2019, the Company issued a press release announcing its second quarter 2019 earnings, which is furnished herewith as Exhibit 99. The information furnished pursuant to this Item 2.02, including Exhibit 99, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933 or the Exchange Act.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibit 99 Honeywell International Inc. Earnings Press Release dated July 18, 2019

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	July 18, 2019	HONEYWELL INTERNATIONAL INC.

By: /s/ Anne T. Madden
Anne T. Madden
Senior Vice President, General Counsel and Corporate Secretary